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                                                                Exhibit 10.15(a)

                             REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT dated as of August 4, 1988 among PCI Acquisition Corp., a Delaware corporation ("PCI"), and the undersigned parties hereto and persons who become parties to this Agreement pursuant to the Shareholders' Agreement (as defined below) (the "Shareholders").

     PCI and each of the Shareholders is a party to a Shareholders' Agreement, dated as of the date hereof (the "Shareholders' Agreement"). All capitalized terms used herein without definition shall have the meaning assigned to them in the Shareholders' Agreement.

     PCI and Payless Cashways, Inc., an Iowa corporation ("Payless"), have entered into an Agreement and Plan of Merger dated as of June 30, 1988, as amended on August 2, 1988 (the "Merger Agreement"), providing for the merger (the "Merger") of PCI with and into Payless. Payless will be the surviving corporation (the "Surviving Corporation") in the Merger. PCI and the Surviving Corporation are sometimes hereinafter referred to as the "Company".


     1.   Registration.

     1.1  Registration on Request; Certain Definitions.

     (a) On or after August 4, 1991, upon the written request of one or more Holders (as hereinafter defined) of Registrable


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Securities (as hereinafter defined) requesting that the Company effect the registration of any Registrable Securities of such Holder or Holders under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") (which request shall state the intended method of disposition by such Holder or Holders), the Company shall promptly give written notice of such requested registration to all registered holders of Registrable Securities and to the holders of the Convertible Preferred Stock, and thereupon the Company shall, subject to Sections 1.6 and Section 1.7, as expeditiously as reasonably possible use its best efforts to effect the registration under the Securities Act of

          (i) the Registrable Securities which the Company has been so requested to register, for disposition in accordance with the intended method of disposition stated in such request, and

          (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof (x) within 30 days after the receipt of such written notice from the Company in the case of the initial request pursuant to this Section 1.1(a) and (y) within 10 days after the receipt of such written notice from the Company in the case of any subsequent request pursuant to this Section 1.1(a)


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     all to the extent required to permit the disposition by the holders of such
     Registrable Securities so to be registered; provided, however, that:

                (A) the Company shall not be required to effect any registration pursuant to this Section 1.1 unless the Company shall have received reasonable assurances that the seller or sellers of any such Registrable Securities will pay any registration expenses required to be paid by such sellers pursuant to Section 1.4.

                (B) the Company shall not be required to effect a registration pursuant to this Section 1.1(a) within a period of six months after the effective date of any other registration statement of the Company (other than any other registration statement on Form S-4 or Form S-8, or any successor or similar forms).

                (C) the Company shall not be required to effect more than an aggregate of four registrations pursuant to this Section 1.1(a).

                (D) the Company may postpone filing a registration statement relating to a registration request under this Section 1.1(a) for a period of time (not in excess of 60 days) if in the judgment of a Supermajority of the Board such filing would require the disclosure of material


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          information that the Company has a bona fide business purpose for preserving as confidential and provided that the Company will be entitled to deliver only one such notice during any nine month period.

                (E) the Company shall not be required to effect any registration pursuant to this Section 1.1 unless the Holders shall have delivered in good faith a certificate to the Company to the effect that the securities which are proposed to be registered are expected to have an aggregate offering price of the then applicable Requisite Amount (as defined below). For purposes of this Agreement, the term "Requisite Amount" shall mean (x) until August 4, 1994, $100 million or more and (y) thereafter, $50 million or more; provided, however, that in the event that any Common Equivalents have been sold pursuant to an effective registration statement under the Securities Act (other than in connection with the Warrants or any employee benefit plan), the term Requisite Amount shall thereafter mean $20 million. For purposes of this Agreement, the term "Common Equivalents" shall mean with respect to each share of Stock the number of shares of Class A Common Stock represented thereby or the number of shares of Class A Common Stock into which such share is then convertible or into which such share would then be convertible if


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          any restrictions or limitations on such conversion were not applicable, as the case may be.

                (F) the Company shall not be required to effect the registration of any Convertible Preferred Stock unless the Company shall have prior thereto consummated a registered offering under the Securities Act of shares of Common Stock (other than any such shares issued or issuable upon exercise of any of the Warrants or in connection with any employee benefit plan of the Company) (a "Trigger Event").

                (G) for so long as the Company has any obligation outstanding under Section 2.01 of the Loan Agreement, dated as of August 4, 1988, among the Company and BPC Partners and Citibank, N.A. (the "Loan Agreement") or any amount of principal or interest on the Notes (as defined in the Loan Agreement), or any fees payable and due under
          Section 2.02 of the Loan Agreement, shall remain unpaid, the Company shall not (and shall not be required hereunder to) file any registration statement under the Securities Act pursuant to this Agreement and shall not permit (and shall not be required hereunder to cause) any such registration statement to become or be effective pursuant to this Agreement.


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                (H)   in the event that for any reason the Company is not
          obligated to effect the registration of the Registrable Securities specified in Section 1.1(a)(i), it shall not be obligated to effect the registration of the Registrable Securities specified in Section 1.1(a)(ii).

     (b) As used in this Agreement, the term "Holder" or "Holders" shall mean any party which is a signatory to this Agreement and any party who shall hereafter acquire and hold shares of Stock pursuant to the provisions of, and subject to the rights and restrictions set forth in, the Shareholders' Agreement, including without limitation any acquisition of Stock pursuant to any employee benefit plan; provided, however, that if the Company issues any shares of Stock other than pursuant to any employee benefit plan and other than to any officer or employee or former officer or former employee of the Company or any of its subsidiaries, the holders of such shares of Stock shall not be deemed Holders and such shares of Stock shall not be deemed Registrable Securities for purposes of this Agreement.

     (c) As used in this Agreement, the term "Registrable Securities" shall mean any shares of (i) Class A Common Stock issued or issuable upon conversion of the Class B Common Stock or the Class C Common Stock or (ii) Class B Common Stock and (iii), in the event (but only in the event)


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that a Trigger Event shall have occurred, the term "Registerable Securities"
shall also mean any shares of Convertible Preferred Stock. Holders of securities convertible into Registrable Securities will be deemed holders of Registrable Securities whether or not such conversion is then permitted by applicable statute or regulations. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities (unless then held by a holder of Registrable Securities) when (i) a registration statement with respect to such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have ceased to be outstanding, or (iii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act.

     (d) (i) Registrations under this Section 1.1 shall be on such appropriate registration form of the Securities and Exchange Commission for the disposition of the Registrable Securities in an underwritten public offering as shall be selected by the Company and the Holders requesting such registration. (ii) A registration requested pursuant to this Section 1.1 will not be deemed to have been effected unless it has become effective and unless at least 75% of the Common Equivalents represented by the Registrable Secu-


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rities proposed to be registered are included in such registration; provided, however, that if, after a registration has become effective, the offering of Registrable Securities pursuant to such registration is suspended or blocked by any stop order, injunction or other order or requirement of the Securities and Exchange Commission or any other governmental agency or court, such registration will be deemed not to have been effected.

     (e) Goldman, Sachs & Co. ("Goldman Sachs") shall act as the underwriters in the public underwritten offering of Registrable Securities requested to be registered pursuant to this Section 1.1 or Section 1.2, if it is then so entitled in accordance with the terms of any engagement letter, shareholder agreement or other agreement or arrangement with the Company. Goldman Sachs may form a syndicate of underwriters, for which they shall act as managing underwriters, for purposes of such public underwritten offering of Registrable Securities. If Goldman Sachs is unwilling or unable to so act, the Company shall have the right to select any nationally recognized investment banker(s) to act as underwriters the offering.

     1.2 "Piggy-back" Registrations. (a) If the Company at any time proposes to register any of its equity securities (which term as used in this Agreement shall not


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be deemed to include debt securities which are convertible into or exchangeable for, or which carry warrants or rights to subscribe to or purchase an equity security) under the Securities Act (other than a registration on Form S-4 or Form S-8, or any successor or similar form then in effect and other that a registration pursuant to Section 1.1 hereof), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration for sale to the public under the Securities Act of Registrab1e Securities, the Company will give prompt written notice to all Holders of Registrable Securities and to the holders of the Convertible Preferred Stock of its intention to register such securities and of the registration form that has been selected by the Company. Upon the written request of any Holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall, subject to Section 1.6 and Section 1.7, use its best efforts to cause all such Registrable Securities, the Holders of which shall have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register), to the extent required to permit the sale or other disposition by the Holders of the Registrable Securities to be so registered; provided, however, that (i)


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if, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section
1.1 hereof; (ii) in case of a determination by the Company to delay such registration of its equity securities, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities, (iii) the Company shall not be required to effect any registration pursuant to this Section 1.2 unless the Company shall have received reasonable assurances that the seller or sellers of any such Registrable Securities will pay any expenses required to be paid by such sellers as provided in Section 1.4 and (iv) the Holders of any shares of Convertible Preferred Stock shall not be entitled to register any such shares pursuant to this Section 1.2 unless (A) a Trigger Event shall have occurred and
(B) none of the Company or any Holder of any Class A Common Stock, Class B


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Common Stock, Class C Common Stock or any other class of common stock
(collectively, the "Junior Securities") proposes to include (whether pursuant to this Section 1.2 or otherwise) any Junior Securities in any such offering. No registration effected under this Section 1.2 shall relieve the Company of its obligations to effect registrations upon request under Section 1.1 and, notwithstanding anything to the contrary in Section 1.1, no Holder shall have the right to require the Company to register any Registrable Securities pursuant to Section 1.1 during each six month period commencing on the date each registration statement effected under this Section 1.2 is declared effective.

     (b) No registration effected pursuant to a request or requests referred to in this Section 1.2 shall be deemed to have been effected pursuant to Section 1.1.

     (c) The Company hereby agrees that if it shall previously have received a request for registration pursuant to Section 1.1 or pursuant to this Section 1.2, and if such previous registrations shall not have been withdrawn or abandoned, the Company shall not effect any registration of any of its securities under the Securities Act (other than in accordance with Section 1.7 or a registration on Form S-4 or Form S-8 or any successor or similar form which is then in effect and except as may be required by any agreement to


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which the Company is a party or by which it is bound as of the date hereof, as in effect on such date), whether or not for sale for its own account, until a period of 90 days shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.

     1.3 Registration procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement the Company shall, as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission as soon as reasonably practicable a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any registration of its securities that is being effected pursuant to Section 1.2 herein at any time prior to the effective date of the registration statement relating thereto;


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     (b)  prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall in no event exceed 120 days) as any seller of such Registrable Securities shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

     (c) furnish to each seller of such Registrable Securities and each underwriter, if any, of the securities being sold by such seller such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;


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     (d)  use its best efforts to register or qualify such Registrable
Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities representing more than 15% of the total number of Common Equivalents covered by such registration statement or any managing underwriter shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

     (e) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;


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     (f)  notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, and, at the request of any such seller, promptly prepare and furnish to such seller and each underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading;

     (g) comply with all applicable rules and regulations of the Securities and Exchange Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve consecutive


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months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (h) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange;

     (i) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

     (j) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the holders of at least 51% of the Common Equivalents to be sold under such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided that subject to Section 1.1(e) the selection of any managing underwriter or underwriters other than Goldman Sachs by such sellers shall require the consent of the Company;


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     (k)  obtain an opinion from the Company's counsel and a "cold comfort"
letter from the Company's independent public accountants in customary form and covering such matters as are customarily covered by such opinions and "cold comfort" letters as the holders of at least 51% of the Common Equivalents to be sold shall reasonably request;

     (l) upon receipt of such confidentiality agreements as the Company may reasonably request, make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (m) permit any Holder of Registrable Securities which Holder, in the sole judgment, exercised in good faith, of such Holder, might be deemed to be a control-


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ling person of the Company, to participate in the preparation of such registration statement and all discussions between the Company and the Securities and Exchange Commission or its staff with respect to such registration statement, and to require the insertion therein of material, furnished to the Company in writing, which in such Holder's judgment should be included.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     Each Holder of Registrable Securities shall be desired to have agreed by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (f) of this Section 1.3, such holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (f) of this
Section 1.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file


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copies, then in such holder's possession of the prospectus covering such
Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, paragraph (b) of this Section 1.3 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (f) of this Section 1.3.

     If any such registration statement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state "blue sky"


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or securities law then in force, the deletion of the reference to such holder.

     1.4 Registration Expenses. The Company shall, whether or not any registration pursuant to this Agreement shall become effective, pay all expenses incident to its performance of or compliance with this Agreement, other than underwriting commissions and discounts and transfer taxes (all of which shall be borne by the selling Holders in proportion to the number of Common Equivalents requested to be registered by each such selling Holder under such registration statement), including Securities and Exchange Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with state securities or "blue sky" laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company, of one counsel for the selling Holders (selected by the holders of a majority of the Common Equivalents represented by the Registrable Securities included in such registration), of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and of other persons retained by the Company and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting commissions and discounts as aforesaid). In all cases, any allocation of Company person-


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nel or other general overhead expenses of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business shall be borne by the Company.

     1.5 Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 1.1 or
1.2 hereof, the Company will, and hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, its directors and officers or general and limited partners (and the directors and officers thereof), each other individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof (each, a "person") who participates as an underwriter or qualified independent underwriter/prior ("independent underwriter"), if any, in the offering or sale of such securities, each officer, director or partner of such underwriter or independent underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld)


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to which such seller, any such director or officer or general or limited partner or any such underwriter or independent underwriter, such officer, director or partner of such underwriter or independent underwriter or controlling person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Securities and Exchange Commission any amendment thereof or supplement thereto), or contained in the prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Securities and Exchange Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material


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fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse such seller and each such director, officer, general or limited partner, underwriter, independent underwriter, director or officer or partner of such underwriter or independent underwriter and controlling Person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any such seller or any such director, officer, general or limited partner, underwriter, independent underwriter, director or officer or partner of such underwriter or independent underwriter or controlling Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding, whether commenced or threatened, in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or


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summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such seller or any such director, officer, general or limited partner, underwriter, independent underwriter, director or officer or partner of such underwriter or independent underwriter or controlling person, for use in the preparation thereof; and provided further, that the Company will not be liable to any Person who participates as an underwriter or an independent underwriter in the offering or sale of Registrable Securities, if any, or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 1.5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability or such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented whichever is most recent, if the Company has previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented has corrected any such misstatement or omission. Such indemnity and reimbursement


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of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any director, officer, general or limited partner, underwriter or controlling person and shall survive the transfer of such securities by such seller.

     (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 1.1 or
1.2 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities and any underwriter or independent underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 1.5) the Company and its directors and officers and each person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, general and limited partners and respective controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such seller or underwriter for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement; provided, however that the aggregate amount which any such seller or prospective seller shall be required to pay pursuant to such undertaking shall be limited to the amount of the net proceeds received by such person upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers or any of their respective directors, officers, general or limited partners or controlling persons and shall survive the transfer of such securities by such seller.

     (c) As soon as possible after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 1.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnified party to give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 1.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.
If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, that the indemnifying party shall not be entitled to so participate or so assume the defense if, in the indemnified party's reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists in respect of such claim. After notice from the indemnifying party to such indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 1.5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim or to employ counsel reasonably satisfactory to such indemnified party; and provided further that the sellers and their respective officers, directors, general and limited partners and controlling persons or the Company and its officers, directors and controlling persons, as the case may be, shall have the right to employ one counsel to represent such indemnified parties if in such indemnified parties' reasonable judgment, a conflict of interest between the indemnified parties and the indemnifying parties exists in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party; and provided further that if, in the reasonable judgment of any of the indemnified parties, a conflict of interest between such indemnified parties and any other indemnified parties exist in respect of such claims, such indemnified parties shall be entitled to additional counsel or counsels and the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party will be liable for any settlement effected without its prior written consent.

     (d) Indemnification similar to that specified in the preceding paragraphs of this Section 1.5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and "blue sky" laws.

     (e) If the indemnification provided for in this Section 1.5 is unavailable or insufficient to hold harmless an indemnified party under Section 1.5(a) or
(b) of this Agreement, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 1.5(a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this
Section 1.5(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 1.5(e).

The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 1.5(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 1.5(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 1.5(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this Section 1.5(e) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 1.5(e), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 1.5(c) has not been given with respect to such action; provided that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this Section 1.5(e), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. Notwithstanding anything in this Section 1.5(e) to the contrary no indemnifying party (other than the Company) shall be required pursuant to this Section 1.5(e) to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

     (f) The provisions of this Section 1.5 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

     1.6  Certain Limitations on Registration Rights.

     (a) In the case of any registration under Section 1.1, if the holders of 51% of the Common Equivalents to be included therein determine to enter into an underwriting agreement in connection therewith, or, in the case of a registration under Section 1.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all shares constituting Registrable Securities to be included in such registration shall be subject to such underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided therein and completes and/or executes all questionnaires, powers of attorney and other documents which must be executed in connection therewith.

     1.7 Allocation of Securities Included in Registration Statement. (a) (i) If the managing underwriter for a requested registration pursuant to Section 1.1 shall advise the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to Holders who are the registered holders of Registerable Securities proposed to be registered, then the Company shall not be entitled to include any securities in such registration and the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all Holders requesting that Registrable Securities be included in such registration on the basis of the relative number of Common Equivalents each such Holder has requested to be included in such registration. If, as a result of the proration provisions of this Section 1.7, any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be included, such Holder may elect to withdraw his re-quest to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

     (ii) If as a result of Withdrawal Elections (but after the Company shall have included in such registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other Holders whose Registrable Securities were excluded as a result of the proration provisions of
Section 1.7), less than the Requisite Amount of Registrable Securities are requested to be included in a registration the Company may, at its election, give written notice to all Holders who have requested that Registrable Securities be included in a registration and who have not made a Withdrawal Election that the Company has determined not to proceed with such registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the Holders' rights to have Registrable Securities registered pursuant to Section 1.1 in the future.

     (b) If the managing underwriter for a registration pursuant to Section 1.2 that involves an underwritten offering shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section 1.2 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such offering (i) first, all the securities the Company proposes to register, and (ii) second, to the extent that the Registrable Securities to be included by the Company are less than the
Section 1.2 Sale Number, all Registrable Securities requested to be included by all Holders, provided, however, that if the number of such Registrable Securities exceeds the Section 1.2 Sale Number less the number of securities included pursuant to clause (i) hereof, then the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting Holders, on the basis of the relative number of Common Equivalents each such Holder has requested to be included in such registration. If, as a result of the proration provisions of this Section 1.7(b), any Holder shall not be entitled to include all Registrable Securities in a registration pursuant to
Section 1.2 that such Holder has requested be included, such Holder may make a Withdrawal Election; provided, however, that such

Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

     1.8 Limitations on Sale or Distribution of Other Securities. If requested in writing by the Company or the managing underwriter, if any, of any registration effected pursuant to Section 1.1 or 1.2 hereof, each Holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 15 days before or 120 days after the effective date of such registration statement (and the Company hereby also so agrees and agrees to cause each holder of any equity security or of any security convertible into or exchangeable or exercisable for any equity security of the Company purchased from the Company at any time other than in a public offering so to agree).

     1.9 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement.

     1.10 Certain Restrictions on the Company. If the Company enters into any agreement providing for, or otherwise grants, any registration rights with respect to its equity securities:

          (a) The terms of this Agreement will be amended if and to the extent that such other agreement's or grant's terms are superior to the terms hereof; provided, however, that in no event will the Company be entitled to enter into any other agreement or otherwise grant any right to demand a registration for an amount below the then applicable Requisite Amount, and

          (b) if a registration is requested pursuant to such other agreement or grant (a "New Agreement Request") and a demand registration is requested pursuant hereto (whether or not such is requested before or after the New Agreement Request), the terms of this Agreement shall govern any registration under this Agreement.

     2.  General.

     2.1 Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holder of any Registrable Securities to include such Registrable Securities in any registration contemplated by this Agreement or the marketability of such Registrable Securities in any such registration.

     2.2 Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of any Common Stock or securities of the Company convertible into or exchangeable or exercisable for Common Stock, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(l) of Rule 144 under the Securities
Act), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     2.3 Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement); provided that the Company shall have received written notice thereof from both such beneficial owner and nominee.

     2.4 Shareholders' Agreement. Notwithstanding anything above to the contrary, all transfers of Registrable Securities subject to the provisions of the Shareholders' Agreement shall be made in accordance with said provisions.

     2.5 Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders owning at least 80 percent of the then Common Equivalents represented by the then Outstanding Registrable Securities (assuming for the purposes of this sentence that the Common Stock issuable upon conversion of the Convertible preferred Stock will be deemed included in such Common Stock Equivalents whether or not a Trigger Event has occurred) and, in the case of any amendment, action or omission to act that adversely affects any Holder or all of the members of such group of Holders differently from any of the other Holders, the written consent of such Holder or group of Holders and, in the case of any amendment to Section l.l(a)(6), the written consent of the parties to the Loan Agreement other than the Company. Holders shall be bound from and after the date of the receipt of a written notice from the Company setting forth such amendment or waiver by any consent authorized by this Section 2.5, whether or not such shares of Stock shall have been marked to indicate such consent.

     2.6 Notices. Except as otherwise provided in this Agreement notices and other communications under this

Agreement shall be in writing and shall be delivered, or mailed by first-class mail, postage prepaid, addressed, if to a party other than the Company, to such party in the manner set forth in the Shareholders' Agreement, or at such other address as such party shall have furnished to the Company in writing, or, if to the Company, at 2300 Main, Kansas City, Missouri 64141, to the attention of its Secretary, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each Holder of Registrable Securities at the time outstanding.

     2.7  Miscellaneous.

     (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

     (b) This Agreement and the documents referred to herein or delivered pursuant hereto embodies the entire agreement and understanding between each Holder and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

     (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     (d) The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     (f) In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (g) The provisions of this Agreement regarding Stock shall apply to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Stock, by reason of any stock divi-dend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any of such events, the definitions of Common Stock, Convertible Preferred Stock, Common Equivalents, specified Common Equivalents, Registerable Securities and Requisite Share Number shall be appropriately modified.

     (h) This Agreement shall terminate, and thereby become null and void, on the tenth anniversary of the date hereof; provided, however, that the provisions of Section 1.5 shall survive the termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed on the date first written above.


                                            PCI ACQUISITION CORP.


                                            By: s/David Stanley
                                                _____________________________


                                            BROAD STREET INVESTMENT FUND I, L.P.


                                            By:  Goldman, Sachs & Co.
                                                 General Partner


                                                By: s/Goldman, Sachs & Co.
                                                    _________________________

                                            GOLDMAN, SACHS & CO.

                                            By: s/Goldman, Sachs & Co.
                                                _____________________________



                                            MASCO CAPITAL CORPORATION

                                            By: s/Sam Valenti
                                                _____________________________


                                            CITICORP CAPITAL INVESTORS, LTD.

                                            By: s/Scott G. Fossel
                                                _____________________________


                                            MORGAN CAPITAL CORPORATION

                                            By:  J.P. Morgan & Co. Incorporated
                                                 as agent for Morgan Capital
                                                 Corporation

                                               By: s/R. Leigh Ardrey
                                                   ___________________________

                                            H.C. CROWN CORP.

                                            By: s/Dan L. Altman
                                                _____________________________


                                            BRIDGE STREET FUND 1987

                                            By:
                                                _____________________________
                                                Stone Street Capital Corp.,
                                                as Managing General Partner


                                            BRIDGE STREET FUND 1988

                                            By:
                                                _____________________________
                                                Stone Street Managers Corp.,
                                                as Managing General Partner


                                            STONE STREET FUND 1987

                                            By:
                                                _____________________________
                                                Stone Street Capital Corp.,
                                                as General Partner


                                            STONE STREET FUND 1988

                                            By:
                                                _____________________________
                                                Stone Street Managers Corp.,
                                                as General Partner


                                            s/David Stanley
                                            _________________________________
                                            David Stanley


                                            s/Harold Cohen
                                            _________________________________
                                            Harold Cohen


                                            s/Melvin Cohen
                                            _________________________________
                                            Melvin Cohen
                                            s/David Cohen
                                            _________________________________
                                            David Cohen



                                            s/Larry Kunz
                                            _________________________________
                                            Larry Kunz



                                            s/Dale Pond
                                            _________________________________
                                            Dale Pond



                                            s/Stephen Lightstone
                                            _________________________________
                                            Stephen Lightstone



                                            s/Susan Stanton
                                            _________________________________
                                            Susan Stanton